EXHIBIT 99.1

Sustainable Growth

And Related Metrics

Establishing the “BRIGHT LINE”

of Sustainable Growth

Boston Private –Confidential / Copyright 2006

Agenda

Overview

Sustainable Growth Theory

Choice of Performance Metrics

Establishment of BRIGHT LINE Metrics

Historical Trends

Peer Group Analysis

Bright Line Establishment

Appendix

Cost of Capital Calculations

Boston Private –Confidential / Copyright 2006

Overview:

Sustainable Growth Theory

A New Concept for Boston Private:

The BRIGHT LINE of Sustainable Growth

Sustaining long-term growth requires: —

An ability to attract and retain key professionals

A continuing ability to attract customers by providing wealth management services that add value

An ability to recognize and adapt to changes

in the marketplace

Financial performance that provides superior returns to

shareholders and continued access to the

financial markets

These requirements provide a BRIGHT LINE that BPFH must

stay above for sustainable growth

Boston Private –Confidential / Copyright 2006

Overview:

Sustainable Growth Theory

The BRIGHT LINE of Sustainable Growth

If we stay above the bright line, we are able to sustain growth and continue on our chosen path

If we fall below this line on a consistent basis, we seek alternatives including sale

A set of metrics will help define the BRIGHT LINE and help assess performance

Measures will use rolling averages, not “single point determinations”

Board retains the right (indeed, is obligated) to apply judgment

Sustainable Growth Bright Line

Pursue Current Strategy

Neutral Territory

Consider Other Options

Boston Private –Confidential / Copyright 2006

Overview:

Performance Metrics

Advent of Purchase Accounting (vs. Pooling) has challenged .

acquisitive firms to rethink appropriate metrics to properly and clearly “tell the story”

TD Bank North, AMG and other acquisitive firms have

switched to cash earnings predominately in all

communications

Analyst community emphasis on cash earnings for

comparability

Traditional financial measures become distorted

and less relevant

ROE more relevant for pure banking entities vs. asset .

managers where “human capital” is paramount

Comparability of GAAP earnings is problematic for acquisitive firms vs. non-acquisitive . -

Boston Private –Confidential / Copyright 2006

Financial Overview:

Performance Metrics

Health Indicators

Drivers Of Value

Result

Capital Adequacy

Cash

Cost of Capital

Business

Diversification

Organizational

Hiring and Retention

Culture

Risk Management

Market

Growth Dynamics

Nature of Competition

Cash

EPS

Growth

Cash

Margin

Return on

Investments

Relative to Cost

(ROIC)

Total

Return

To

Shareholders

Boston Private –Confidential / Copyright 2006

Overview:

Performance Metrics

Linking metrics and measures to business fundamentals

Business

Imperatives

Dictate

Relative

Performance

Metrics

Monitored

by

Operational

Guidelines

Success Loop

Identify high growth

acquisition

opportunities

Invest in opportunities

where return

exceeds cost of capital

Grow organically

for sustained

profitability

Access to

capital markets –

share price as

“strategic capital”

Maximize

EPS Growth

- Cash earnings

- GAAP earnings

Return on

invested capital

Cash

Operating

Margins

Total return to

shareholders

(stock price

+ dividend)

Optimize the Level

Capital

Adequacy

Cash

Cost of

Capital

Fee Income/

Revenue

Boston Private –Confidential / Copyright 2006

Overview:

Performance Metrics

We have chosen the following 7 metrics to define the BRIGHT LINE of sustainable growth:

Quantitative
Metric	Definition Time Period Benchmark Rationale
1	Total Return to Share price appreciation + dividend yield 5 year rolling Peer Group Results of Efforts
Shareholders	(TRS) Russell 2000
2	Cash EPS Growth EPS growth rate adjusted for cash items Peer Group Clarifies impact of purchase
5	year rolling accounting
3	Cash Margins (Pretax earnings + Cash adjustments) / Yearly Peer Group Business profitability increases
Total	Revenue or decreases

Scale

4	Return on Invested Return on affiliate investments relative to Yearly ROIC—WACC Extension of ROE to include
Capital	cost of capital cost of capital
Qualitative
Metric	Definition Time Period Benchmark Rationale
5	Executive Employee Measuring turnover of executive staff and Yearly Industry Dynamics Indicator of environment and
Retention	key contributors •Peer Group opportunity for top performers
6	External Market Systematic changes impacting the Constantly •Industry reports
Changes	competitive environment —Cerulli
—Spectrum
7	New Business Net flows for investment managers Yearly Industry Trends Strength of organic growth
Loan	+ Deposit Growth
Overall	Client Growth

Boston Private –Confidential / Copyright 2006

Overview:

Performance Metrics

We will establish the BRIGHT LINE sustainable growth

threshold by evaluating and considering:

1. BPFH historical TRENDS

2. Peer group TRENDS and appropriate benchmarks

3. Projected path of existing moderate growth

(Current strategic plan)

Boston Private –Confidential / Copyright 2006

The Value Story

A company’s valuation is based on both current performance

and future potential

Enterprise	Value of Current Value of Expected
Value	Operations Growth
Market	Cap + Debt = Cash Earnings + Enterprise Value –

Value of Current

Cost	of Capital Operations
BPFH:	Boston Private $ 1,237 = $ 614 50% + $ 623 50%
CYN:	City National $ 4,058 = $ 2,631 65% + $ 1,428 35%
PVTB:	PrivateBancorp $ 961 = $ 368 38% + $ 593 62%
LM:	Legg Mason $ 16,096 = $ 3,180 19% + $ 13,728 81%

Boston Private –Confidential / Copyright 2006

Value of Expected Growth

Expected Growth vs. EBITDA Multiple

Enterprise Value / EBITDA

35.0

30.0

25.0

20.0

15.0

10.0

5.0

0.0

20% 30% 40% 50% 60% 70% 80% 90%

WL

City National

PVTB

FRC

BPFH

JNS

Legg Mason

TROW

EV

Value From Expected Growth

Banks Invest Managers BPFH

Value of Expected Growth

The higher the Expected Growth, the higher the Value

(slope of the lines)

Investment Managers are expected to grow faster than Banks

(and therefore valued higher)

BPFH is currently valued more like a bank than an investment manager

Boston Private –Confidential / Copyright 2006

BPFH Value Story

Enterprise Value

50%

50%

Value of growth

Expectation for growth

based on proven:

strategy

management strength

capital market access

strong business

fundamentals

consistent earnings

Today’s value of

operations

Value of discounted

cash flow assuming

no growth

Performance

Long term

growth

Margins

Return on

invested capital

Cost of capital

External Scrutiny

Internal Barometer

Conclusion

Very strong YOY EPS Growth

Proven ability to successfully and profitably

grow operations

Somewhat lag industry margins

High growth hinders margin expansion

Service orientation dominates

Consistent out performance of ROIC relative

to cost of capital

Success in accessing capital markets has

resulted in an overall decrease in BPFH’

cost of capital

Diversification of business model

Half of Boston Private’s value relates to expectations of future growth.

Wall Street assigns great emphasis to EPS growth and less to operating margins.

Boston Private –Confidential / Copyright 2006

Metric #1

Total Return to Shareholders (TRS)

What	is it? The return a shareholder would receive from

stock appreciation/depreciation and dividends

over some time period.

How	calculated? (Stock price + dividend)/starting stock price
What	is TRS is impacted by both the firms value of
important?	current operations AND expectations for

future performance.

Relevant	Russell 2000 and Bank and Investment
benchmark?

Managers peer group.

Boston Private –Confidential / Copyright 2006

Metric #1:

Total Return to Shareholders

BPFH and Indices

Total Return to Shareholders : 5 Year Rolling CAGR

40.0%

30.0%

20.0%

10.0%

0.0%

-10.0%

12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05

Bright	Line Max 15.00% 15.00% 15.00% 15.00% 15.00% 15.00%
Bright	Line Min 10.00% 10.00% 10.00% 10.00% 10.00% 10.00%
BPFH	33.2% 36.5% 27.4% 19.6% 26.9% 20.0%

Rationale for Bright Line

• Above Indices historically

• Within median of “similar peers”

BPFH and Select Peer Group

Total Return to Shareholders : 5 Year Rolling CAGR

70.0%

60.0%

50.0%

40.0%

30.0%

20.0%

10.0%

0.0%

-10.0%

12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05

Bright	Line Max 15.00% 15.00% 15.00% 15.00% 15.00% 15.00%
Bright	Line Min 10.00% 10.00% 10.00% 10.00% 10.00% 10.00%
BPFH	33.2% 36.5% 27.4% 19.6% 26.9% 20.0%
BMTC	11.9% 19.5% 15.9% 11.8% 12.9% 17.3%
COBZ	0.0% 0.0% 0.0% 0.0% 24.3% 25.3%
FRC	19.2% 18.7% 9.3% 5.8% 20.6% 30.3%
NTRS	45.4% 33.9% 13.7% 2.3% 0.7% -6.4%
PVTB	0.0% 0.0% 0.0% 0.0% 0.0% 52.6%
WTFC	0.0% 0.0% 20.0% 22.7% 35.0% 38.8%

Boston Private –Confidential / Copyright 2006

Metric #2

EPS	Growth
What	is it? The portion of BPFH’s profit allocated to each

outstanding share of common stock.

How	calculated? EPS (adjusted for cash items) % growth year

over year.

What is important? • Demonstrates our ability to sustain a high level of earnings growth consistently over a sustained time period.

• Are we executing our growth strategy

effectively?

Relevant	5 year rolling peer indexes to smooth out
benchmark?

larger market related factors.

Boston Private –Confidential / Copyright 2006

Metric #2:

EPS Growth

BPFH and Indices

Cash Earnings Per Share: 5 yr Rolling CAGR

30.0%

25.0%

20.0%

15.0%

10.0%

5.0%

0.0%

-5.0%

12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05

Bright	Line Max 15.00% 15.00% 15.00% 15.00% 15.00% 15.00%
Bright	Line Min 10.00% 10.00% 10.00% 10.00% 10.00% 10.00%
BPFH	21.9% 20.5% 19.3% 14.7% 12.5% 13.8%

Rationale for Bright Line

• Historically superior to banking

peer group

BPFH and Select Peer Group

Cash Earnings Per Share: 5 yr Rolling CAGR

45.0%

35.0%

25.0%

15.0%

5.0%

-5.0%

12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05

Bright	Line Max 15.00% 15.00% 15.00% 15.00% 15.00% 15.00%
Bright	Line Min 10.00% 10.00% 10.00% 10.00% 10.00% 10.00%
BPFH	21.9% 20.5% 19.3% 14.7% 12.5% 13.8%
BMTC	12.8% 9.6% 12.5% 7.1% 3.5% 6.6%
COBZ	0.0% 17.0% 20.8% 19.4% 20.1% 15.7%
FRC	17.3% 17.1% 8.3% 12.1% 10.8% 12.7%
NTRS	17.5% 13.6% 7.9% 3.2% 5.1% 4.9%
PVTB	0.0% 25.1% 26.4% 29.8% 41.6% 34.8%
WTFC	29.7% 32.0% 31.0% 31.6% 26.1% 27.3%

Boston Private –Confidential / Copyright 2006

Metric #3

Cash	Margins
What	is it? Measure of how efficiently (profitably) we

run our business.

How	calculated? (Pretax earnings + Cash Adjustments) /

Total Revenues

What	is • Margins improving over time with added
important?	scale, technology and people productivity

enhancements and institutional learning.

• Margin performance relative to other

“growth oriented” firms.

Relevant	Bank and Investment Manager peer group.
benchmark?

Boston Private –Confidential / Copyright 2006

Metric #3:

Cash Margins

BPFH and Indices

Pre-Tax Margins

50.0%

45.0%

40.0%

35.0%

30.0%

25.0%

20.0%

15.0%

10.0%

5.0%

0.0%

12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05

Bright	Line Max 30.00% 30.00% 30.00% 30.00% 30.00% 30.00%
Bright	Line Min 20.00% 20.00% 20.00% 20.00% 20.00% 20.00%
BPFH	32.5% 36.3% 36.2% 32.5% 33.8% 37.7%

Rationale for Bright Line

• Historically consistent with banks

• No need for stretch target

BPFH and Select Peer Group

Pre-Tax Margins

50.0%

45.0%

40.0%

35.0%

30.0%

25.0%

20.0%

15.0%

10.0%

5.0%

0.0%

12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05

Bright	Line Max 30.00% 30.00% 30.00% 30.00% 30.00% 30.00%
Bright	Line Min 20.00% 20.00% 20.00% 20.00% 20.00% 20.00%
BPFH	32.5% 36.3% 36.2% 32.5% 33.8% 37.7%
BMTC	30.3% 32.7% 33.0% 27.9% 30.2% 34.8%
COBZ	39.0% 35.5% 33.3% 31.3% 32.8% 33.4%
FRC	32.5% 29.6% 22.0% 27.1% 27.7% 28.5%
NTRS	35.3% 34.3% 32.9% 29.6% 33.9% 35.0%
PVTB	28.9% 27.4% 30.5% 37.4% 43.0% 42.7%
WTFC	22.1% 29.0% 27.1% 31.3% 34.0% 35.9%

Boston Private –Confidential / Copyright 2006

Metric #4

Return on Invested Capital

What	is it? The return on an investment (acquisition) relative to what
we	paid.
How	calculated? ROIC = Capital x Cash
Efficiency	Margins
=	Revenues x Cash Earnings
Invested	Capital Revenues
Value	is created
when?	ROIC—Weighted Average Cost is positive
of	Capital (WACC)
Conclusion:	ROIC needs to be evaluated versus WACC
ROIC	> WACC = Value generating
ROIC	< WACC = Value destroying
(can	be negative in short term)

Boston Private –Confidential / Copyright 2006

Metric #4:

ROIC and Cost of Capital

ROIC = Return on Invested Capital

Return on Invested Capital

25.0%

20.0%

15.0%

10.0%

5.0%

0.0%

2001 2002 2003 2004 2005

Bright	Line Max 10.5% 10.5% 10.5% 10.5% 10.5%
Bright	Line Min 9.5% 9.5% 9.5% 9.5% 9.5%
BPFH	16.8% 15.8% 12.6% 13.9% 11.0%

ROIC – Cost of Capital = Investment Spread

ROIC—Cost of Capital

10.0%

8.0%

6.0%

4.0%

2.0%

0.0%

-2.0%

-4.0%

-6.0%

-8.0%

-10.0%

2001 2002 2003 2004 2005

Bright	Line Max 0.50% 0.50% 0.50% 0.50% 0.50%
Bright	Line Min -0.50% -0.50% -0.50% -0.50% -0.50%
BPFH	6.1% 6.4% 2.7% 4.7% 1.7%

Rationale for Bright Line

• Bright line equal to historical Cost of Capital

• Maintain positive spread with acquisitions

Boston Private –Confidential / Copyright 2006

Metric #5

Executive Employee Retention

What	is it? A measure of how the enterprise retains senior

management personnel.

How	Yearly calculation of # of senior managers of an
calculated?	entity beginning of year minus new hires less

voluntary separations (excludes retirement).

What	is Our ability to attract and retain the very best.
important?
Relevant	Industry macro trends.
benchmark?

Peer group benchmarks, if available.

Boston Private –Confidential / Copyright 2006

Metric #5

Historical Retention Trends

Enterprise-wide retention has-

been very strong: Est > 90%

of SVP’s and higher

No formal tracking policy in

place to date

Turnovers to date have been

primarily:

• • Retirements

• • Pursue different industry

Bright Line Target

100%

95%

90%

85%

80%

75%

2005E 2006E 2007E 2008E 2009E 2010E

Bright	Line Min 88% 88% 88% 88% 88% 88%
Bright	Line Max 92% 92% 92% 92% 92% 92%

• Will require Holding Company tracking of

SVP’s and above

Boston Private –Confidential / Copyright 2006

Metric #6

External Market Changes

What	is it? Significant market or competitive factors that can

adversely impact our current business model and

value proposition.

How	Number of total affluent households in U.S.
calculated?
What	is To continually be aware of and respond to
important?	changing

Boston Private –Confidential / Copyright 2006

Metric #6

Total Affluent Households

16

14

12

10

8
6
4
2

0

13.7

13.2

13.3 13.1

10.9

10.5

9.6

9.1

1997 1998 1999 2000 2001 2002 2003 2004

Why this measure?

Broadest and arguably best measure to capture

impact from:

Sustained economic weakness

Prolonged bear market

Impact of rising rates and inflation

Other prolonged wealth depleting events

Boston Private –Confidential / Copyright 2006

Total Affluent Households

16

14

12

10

8
6
4
2

0

13.7

13.2

13.3 13.1

10.9

10.5

9.6

9.1

1997 1998 1999 2000 2001 2002 2003 2004

Rationale for Bright Line

At 9.1 Boston Private was unaffected

Between 7.5 and 8.5 the drop in affluent could be a

reality

Metric #7

External Market Changes

What	is it? Rate of deposit and loan growth year

over year

Measuring the “net flows” or new business

versus lost business from our Investment

Management, Wealth Advisory and Private

Banking affiliates.

How	Quarterly review of growth rates and AUM
calculated?	trends.
What	is Sustained loan and deposit growth and positive
important?	AUM flows over a long period

of time.

Boston Private –Confidential / Copyright 2006

Metric #7

Historical Trends: Loans and Deposits

Loan Growth

$ 4,000

$ 3,500

$ 3,000

$ 2,500

$ 2,000

$ 1,500

$ 1,000

$ 500

$ 0

5	year CAGR 33%,

25% on a Same Partner Basis

Acquisitions

Consolidated

$879

$1,097

$1,302

$1,613

$2,249

$3,624

2000

2001

2002

2003

2004

2005

Deposit Growth

5	year CAGR 30%,

23% on a Same Partner Basis

$ 4,000

$ 3,500

$ 3,000

$ 2,500

$ 2,000

$ 1,500

$ 1,000

$ 500

$ 0

Consolidated Acquisitions

$1,002

$1,145

$1,400

$1,658

$2,386

$3,748

2000

2001

2002

2003

2004

2005

Boston Private –Confidential / Copyright 2006

Loan/Deposit Growth: YOY

30.0%

25.0%

20.0%

15.0%

10.0%

5.0%

0.0%

2005E 2006E 2007E 2008E 2009E 2010E

Rationale for Bright Line

• 20+% YOY growth historically

• ±15% YOY represents slowing of growth

and reason to carefully evaluate

Metric #7

Historical Trends: AUM Organic Growth

Asset New Business

Growth

$ 2.5

$ 2.0

$ 1.5

$ 1.0

$ 0.5

$ 0.0

11%

$0.3

27%

$ 1.0

11%

$ 0.6

14%

$ 0.9

35%

$ 2.2

8%

$0.9

$0.1

1999 2000 2001 2002 2003 2004 2005

Bright Line

Net outflows for extended period may be

caused by:

Specific Firm Factors:

Poor performance relative to

benchmark

Analyst and PM turnover

Flawed investment process

Regulatory and compliance

Industry Factors:

Heightened regulatory factors

Prolonged bear market

Establishment of Bright Line:

3	year rolling net outflows for3

complex

Boston Private –Confidential / Copyright 2006

Bright Line Metrics Summary

BPFH	Historical Industry Select Peer Moderate BRIGHT LINE
Range	Peer Group Group Growth Recommendation
Projection	Below = Trouble

TRS

10	- 40% 0 - 38% (4) - 65% 10 - 15%
(5	year)
EPS	Growth
13	- 22% 2 - 30% 2 - 42% 10 - 15%
(5	year)
Cash
32	- 38% 32 - 45% 22 - 43% 20 - 30%
Margins
11	- 17% N/A N/A 9.5 – 10.5%
ROIC
Spread
1	- 6% N/A N/A 0% and above
ROIC	– WACC

Boston Private –Confidential / Copyright 2006

Appendix

Cost of Capital Calculations

Boston Private –Confidential / Copyright 2006

Cost of Capital

Cost of Capital 11

Weighted opportunity cost to the company and its investors adjusted for its risk of doing to and of business

Risk is categorized as systematic operating (beta) and financial is (leverage)

Weighted	Average = Weighted + Weighted After-tax
Cost	of Capital Cost of Equity Cost of Debt

Enterprise Value

Market Value of Equity + Market Value of Debt of + of

Equity

Market Value of Common Equity plus equity portion of Trust Preferred (35% for BPFH) Trust

Cost of Common Equity is the market’s expected return of company’s stock of is of

Debt

Market Value of Debt plus debt portion of Trust Preferred (65% for BPFH) of of

After-tax Cost of Debt for BPFH is 4.88%— of is 4. 22 (1— -38%) = 3.02% = 3.

1. Cost of Capital is often referred to as Weighted Average Cost of Capital, or WACC

2. Calculation done for year end 2005

Boston Private –Confidential / Copyright 2006

Cost of Capital Calculation

Cost of Capital in Multi-Business Company of in —

Susceptible to inherent risks of banking and investment management industries to of

Cost of capital is a blend of risks associated with both industries, weighted by capital of is a of employment of banking and non-banking business segments of —

Steps in Calculating BPFH Cost of Capital in of

Estimate beta for each business segments

Calculate cost of equity and cost of capital for business segments of of

Weight business segment costs of capital for BPFH cost of capital of c of

Business Segment

Beta Estimation

Business Segment

Cost of Equity &

Cost of Capital

BPFH

Cost of Capital

Banking

Beta

Non-Banking

Beta

Banking

Cost of Capital

Non-Banking

Cost of Capital

BPFH

Cost of Capital

Boston Private –Confidential / Copyright 2006

Business Segment Beta &

Cost of Equity

Estimating Beta

Average of selected industry peer group betas (banking and non-banking) -

Calculating Cost of Equity

Cost of Equity defined by Capital Asset Pricing Model (CAPM):

R = RF + b (RM – RF)

where: R = Expected Return

RF = Risk Free Rate = 10 yr Treasury Bill = 4.28%

(RM – RF) = Risk Premium = Market Return – Risk Free Rate = 7.20%1

Capital Asset

Pricing Model

NOTE:

If Beta = 0, Cost of Equity = Risk Free Rate = 4.28% If = 0, of = = 4.

If Beta = 1, Cost of Equity = Expected Market Return = 11.48% If = 1, of = = 11.

Business Segment Cost of Equity

Business	Segment Average Peer Group Beta Cost of Equity
Banking	0.66 9.05%
Investment	Management 1.27 13.39%

1. Source: Ibbotson

Boston Private –Confidential / Copyright 2006

BPFH Cost of Capital

Business Segment Cost of Capital

Business	Cost of Equity After-tax Debt Cost of Capital
Segment	Equity Enterprise Value Cost of Debt Enterprise Value
Banking	9.05% 87.7% 3.02% 12.3% 8.31%
Investment	13.39% 87.7% 3.02% 12.3% 12.12%
Management

BPFH Cost of Capital

Combined using weighted average with respect to usage of adjusted capital

BPFH adjusted capital usage is 73.5% banking, 26.5% investment management . .

Business	Capital Weighted Average
Segment	Weighting Cost of Capital
Banking	73.5% 8.31% * 73.5% = 6.11%
Investment	Management 26.5% 12.12% * 26.5% = 3.21%
BPFH	100% 6.11% + 3.21% = 9.31%

Boston Private –Confidential / Copyright 2006